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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2003

                              MYMETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)



         000-25132                                       25-1741849
 (Commission File Number)                   (I.R.S. Employer Identification No.)


                          11 STANWIX STREET, 15TH FLOOR
                         PITTSBURGH, PENNSYLVANIA 15222
                    (Address of principal executive offices)

                               150 CHESTNUT STREET
                         PROVIDENCE, RHODE ISLAND 02903
                                (Former Address)

                         706 GIDDINGS AVENUE, SUITE 1 C
                         ANNAPOLIS, MARYLAND 21401-1472
                                (Former Address)



                                  412-297-4900
              (Registrant's telephone number, including area code)



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ITEM  5. OTHER  EVENTS.

         On July 31, 2003, Christian Rochet, Ernst Lubke and Robert Zimmer were appointed to serve on the Board of Directors of Mymetics Corporation (the "Company") to fill current vacancies on the Board. Immediately, thereafter John Mussacchio, Michael Allio and Robert Demers resigned as members of the Board.

         On that same date, Messrs. Allio and Mussacchio resigned from their positions as interim Chief Executive Officer and Chief Financial Officer of the Company, respectively. Immediately thereafter, the Board appointed Mr. Rochet to serve as President and Chief Executive Officer and Mr. Lubke to serve as Chief Financial Officer and Treasurer.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 5, 2003                       MYMETICS CORPORATION


                                            By: /s/ Christian Rochet
                                                -------------------------------
                                                Christian Rochet,
                                                President and Chief Executive
                                                Officer